UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

ASPEN TECHNOLOGY, INC.
(formerly Emersub CX, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices, including Zip Code)
(781) 221-6400
(Registrant’s telephone number, including area code)
Emersub CX, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Effective May 16, 2022, Aspen Technology, Inc. (formerly Emersub CX, Inc.) (“New AspenTech”) completed the previously announced Transactions (as defined below) contemplated by the Transaction Agreement and Plan of Merger, dated October 10, 2021, as amended by Amendment No. 1 dated as of March 23, 2022 and Amendment No. 2 dated as of May 3, 2022 (the “Transaction Agreement”), among AspenTech Corporation (formerly Aspen Technology, Inc.) (“Former AspenTech”), Emerson Electric Co. (“Emerson”), EMR Worldwide Inc. (“Emerson Sub”), New AspenTech, and Emersub CXI, Inc. (“Merger Subsidiary”).

The Transaction Agreement provided for, among other things:

•
The Emerson Industrial Software Business Reorganization. Prior to the closing of the Transactions (the “Closing”), Emerson undertook certain restructuring transactions to separate Open Systems International, Inc. and the Geological Simulation Software business (the “Emerson Industrial Software Business”) from its other business activities and facilitate the Contribution (as defined below) (the “Emerson Industrial Software Business Reorganization”).

•
The Contribution. At the Closing, in exchange for an aggregate of 55% of the outstanding shares of New AspenTech common stock on a fully diluted basis as of immediately following the Transactions, (i) Emerson Sub contributed to New AspenTech the Emerson Industrial Software Business and (ii) Emerson contributed to New AspenTech $6,014,000,000 in cash (collectively, the “Contribution”).

•
The Merger. At the Closing, Merger Sub merged with and into Former AspenTech, with Former AspenTech as the surviving corporation and a direct, wholly owned subsidiary of New AspenTech (the “Merger”). As a result of the Merger, each issued and outstanding share of Former AspenTech common stock as of immediately prior to the effective time of the Merger (other than Excluded Shares (as defined in the Transaction Agreement), which were cancelled without consideration, and Dissenting Shares (as defined in the Transaction Agreement)) were converted into the right to receive (i) $87.69 in cash (calculated by dividing $6,014,000,000 by the number of outstanding shares of Former AspenTech common stock as of the closing of the Transactions on a fully diluted basis) and (ii) 0.42 shares of New AspenTech common stock (the Merger, together with the Emerson Industrial Software Business Reorganization, the Contribution and other transactions contemplated by the Transaction Agreement, the “Transactions”).  At the Closing, Former AspenTech changed its name from “Aspen Technology, Inc.” to “AspenTech Corporation.”

The issuance of New AspenTech common stock pursuant to the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New AspenTech’s registration statement on Form S-4 (File No. 333-262106) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 11, 2021 (as amended, the “Combined Proxy Statement/Prospectus”), and declared effective by the SEC on April 18, 2022. For a more detailed description of the Transactions and the Transaction Agreement, please see the Combined Proxy Statement/Prospectus.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to:

•
the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to Former AspenTech’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2021 and incorporated herein by reference;

•	Amendment No. 1, a copy of which was filed as Exhibit 2.2 to Former AspenTech’s Quarterly Report on Form 10-Q filed with the SEC on April 27, 2022 and incorporated herein by reference; and
•	Amendment No. 2, a copy of which was filed as Exhibit 2.1 to Former AspenTech’s Current Report on Form 8-K, filed with the SEC on May 3, 2022 and incorporated herein by reference.

This Current Report on Form 8-K (this “Current Report”) establishes New Aspen as the successor issuer to Former AspenTech pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, shares of New AspenTech common stock are deemed to be registered under Section 12(b) of the Exchange Act, and New AspenTech is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New AspenTech hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

Stockholders Agreement

At the Closing, New AspenTech entered into a stockholders agreement (the “Stockholders Agreement”) with Emerson and Emerson Sub.  The Stockholders Agreement provides, among other things, that:

•
Board Representation. Following the Closing, Emerson Sub will have the right to designate a number of directors to the New AspenTech board of directors that is proportionate to its ownership of outstanding shares of New AspenTech common stock at such time; provided that Emerson Sub will have the right to designate at least a majority of such directors for so long as Emerson beneficially owns more than 40% of the outstanding shares of New AspenTech common stock and that after Emerson beneficially owns between 10% and 20% of the outstanding shares of New AspenTech common stock, Emerson Sub will have the right to designate only one director.

•	Consent Rights. Emerson Sub will have the right to consent to certain material actions of New AspenTech and its subsidiaries for so long as it maintains certain ownership percentages.
•	Standstill Provisions. For a period of two years beginning on the Closing, Emerson and its subsidiaries will be subject to a customary standstill, with certain customary exceptions.
•
Transfer Restrictions. For a period of two years beginning on the Closing Date (or until such time that Emerson beneficially owns less than 20% of the outstanding shares of New AspenTech common stock), Emerson and its subsidiaries may not transfer any shares of New AspenTech common stock unless approved by a committee of the New AspenTech board of directors consisting solely of independent directors.

•
Preemptive Rights and Percentage Maintenance Rights. Emerson will have certain rights to buy its pro rata share of securities issued by New AspenTech and to acquire additional securities of New AspenTech to maintain its then ownership percentages in the event of additional issuances of New AspenTech securities.

The foregoing is only a brief description of the Stockholders Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Stockholders Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Registration Rights Agreement

At the Closing, New AspenTech entered into a registration rights agreement (the “Registration Rights Agreement”) with Emerson Sub. The Registration Rights Agreement grants Emerson Sub certain market registration rights, including, demand registration rights and piggyback registration rights, with respect to its registrable securities, consisting of shares of New AspenTech common stock.

The foregoing is only a brief description of the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

Tax Matters Agreement

At the Closing, on May 16, 2022, New AspenTech entered into a tax matters agreement (the “Tax Matters Agreement”) with Emerson.  The Tax Matters Agreement governs the parties’ respective rights, responsibilities and obligations with respect to taxes of New AspenTech and the subsidiaries holding the Emerson Industrial Software Business following the Transactions, including taxes arising in the ordinary course of business, and taxes, if any, incurred as a result of the Emerson Industrial Software Business Reorganization, the Transactions, and any failure of the Transactions or the Emerson Industrial Software Business Reorganization to qualify for tax-free treatment for U.S. federal income tax purposes. The Tax Matters Agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the allocation and utilization of tax attributes and benefits, tax elections, the administration of tax contests and assistance and cooperation on tax matters. The Tax Matters Agreement also includes covenants that contain restrictions on the activities of New AspenTech, which restrictions are generally intended to preserve the tax-free treatment of the Transactions and the Emerson Industrial Software Business Reorganization.

The foregoing is only a brief description of the Tax Matters Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Tax Matters Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated by reference herein.

Commercial Agreement

At the Closing, New AspenTech entered into a commercial agreement (the “Commercial Agreement”) with Former AspenTech and Fisher-Rosemount Systems, Inc., a wholly owned subsidiary of Emerson (“Emerson Automation Solutions Subsidiary”). Pursuant to the Commercial Agreement, New AspenTech granted Emerson Automation Solutions Subsidiary the right to distribute, on a non-exclusive basis, certain (i) existing Former AspenTech products, (ii) existing Emerson products being transferred to New AspenTech pursuant to the Transaction Agreement and (iii) future New AspenTech products as mutually agreed upon by the parties during the term of the Commercial Agreement, in each case, to end-users through Emerson Automation Solutions Subsidiary acting as an agent, reseller or original equipment manufacturer.

The foregoing is only a brief description of the Commercial Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Commercial Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated by reference herein.

Credit Agreement

On May 16, 2022, New AspenTech and certain of its subsidiaries entered into a Borrower Assignment and Accession Agreement (the "Borrower Assignment and Accession Agreement") relating to the Amended and Restated Credit Agreement dated December 23, 2019, as amended from time to time, among Former AspenTech, the other loan parties from time to time party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (as previously amended, the “Credit Agreement”).

The Borrower Assignment and Accession Agreement was entered into in connection with the Transactions. Pursuant to the Borrower Assignment and Accession Agreement, among other things, Former AspenTech assigned all of its obligations under the Credit Agreement and related documents to New AspenTech and New AspenTech became the borrower and a loan party under the Credit Agreement.  In connection with the Borrower Assignment and Accession Agreement certain subsidiaries acquired in connection with the Transactions also were joined as guarantors and loan parties under the Credit Agreement.

The foregoing is only a brief description of the Borrower Assignment and Accession Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Borrower Assignment and Accession Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the Closing, shares of Former AspenTech common stock were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ. As a result of the Transactions, all shares of Former AspenTech common stock were cancelled. Accordingly, on May 16, 2022, Former AspenTech notified NASDAQ of its intent to remove the Former AspenTech common stock from listing on NASDAQ and requested that NASDAQ file with the SEC an application on Form 25 to report the delisting of the Former AspenTech common stock from NASDAQ. On May 16, 2022, in accordance with Former AspenTech’s request, NASDAQ filed the Form 25 with the SEC in order to provide notification of such delisting of the Former AspenTech common stock under Section 12(b) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities

In connection with the Contribution, New AspenTech issued an aggregate 35,202,639 shares of its common stock to Emerson and Emerson Sub. The common stock issued to Emerson and Emerson Sub were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act, which exempts transactions by an issuer not involving any public offering.

The information set forth in the Introductory Note and in Items 1.01 of this Current Report is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders

The section entitled “Comparison of Stockholder Rights and Corporate Governance Matters” beginning on page 165 of the Combined Proxy Statement/Prospectus is incorporated herein and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report and incorporated by reference herein.

The information set forth in the Introductory Note and in Items 2.01 and 5.03 of this Current Report is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On May 16, 2022, in connection with the completion of the Transactions, consistent with the information set forth in the Combination Proxy Statement/Prospectus, each of the following individuals were elected to the New AspenTech Board: Jill D. Smith, Antonio J. Pietri, Karen M. Golz, Robert M. Whelan, Jr., Ram R. Krishnan, Arlen R. Shenkman, Thomas F. Bogan and Patrick Antkowiak.  Ms. Smith and Messrs. Whelan and Krishnan were appointed to the Nominating and Governance Committee.  Ms. Golz and Messrs. Shenkman and Antkowiak were appointed to the Audit Committee.  Messrs. Whelan, Krishnan and Bogan were appointed to the Human Capital Committee.  Messrs. Shenkman, Bogan and Antkowiak were appointed to the M&A Committee.

The table below sets forth the composition of the committees of the New AspenTech Board following the Closing:

Board Member	Audit Committee	Human Capital Committee	Nominating & Governance Committee	M&A Committee
Jill D. Smith			X (Chair)
Antonio J. Pietri
Karen M. Golz	X (Chair)
Robert M. Whelan, Jr.		X	X
Ram R. Krishnan		X	X	X (Chair)
Arlen R. Shenkman	X			X
Thomas F. Bogan		X (Chair)		X
Patrick M. Antkowiak	X

Appointment of Officers

On May 16, 2022, in connection with the completion of the Transactions, New AspenTech also appointed as its officers Antonio Pietri as President and CEO, Chantelle Breithaupt as Sr. Vice President, CFO and Treasurer, Frederic Hammond as Sr. Vice President, General Counsel and Secretary and Christopher Stagno as Sr. Vice President, Chief Accounting Officer.

The biography of Mr. Pietri in the Combined Proxy Statement/Prospectus is incorporated herein by reference.  The biographies of Ms. Breithaupt and Messrs. Hammond and Stagno are listed below.

Chantelle Breithaupt served as Senior Vice President and Chief Financial Officer of Former AspenTech since March 22, 2021. In the previous seven years, Ms. Breithaupt held multiple leadership positions with Cisco Systems Inc., most recently as Senior Vice President, Finance driving the Cisco financial transformation to a recurring revenue business model. In addition, she was the CFO responsible for delivering compliant growth for the $13B Cisco Customer Experience divisional business. Previous roles at Cisco include Vice-President, Finance Americas where Ms. Breithaupt led the $25B Americas division, partnering with the SVP, Americas Sales. Before Cisco, Ms. Breithaupt worked with GE where she held progressive, executive global finance roles. She drove finance and business performance by building winning teams, establishing strong partnerships, processes, and accountability. Through her fifteen years with GE, Ms. Breithaupt completed three executive finance leadership programs, worked ten years in Europe and specialized in both Services and Operations/Supply Chain finance. She is Lean/6-Sigma Black Belt trained, and a champion for diversity leadership development. Ms. Breithaupt holds an Honors Business Administration degree from Wilfrid Laurier University (Canada) and is on the Dean’s Advisory Council for the Lazardis School of Business & Economics, WLU. Ms. Breithaupt is 49 years old.

Frederic Hammond has served as Senior Vice President, General Counsel and Secretary of Former AspenTech since July 2005. From February to June 2005, Mr. Hammond was a partner at a Boston law firm. From 1999 to 2004, Mr. Hammond served as vice president, business affairs and general counsel of Gomez Advisors, Inc., an Internet performance management and benchmarking technology services firm. From 1992 to 1999, Mr. Hammond served as general counsel of Avid Technology, Inc., a provider of digital media content-creation products and solutions for audio, film, video and broadcast professionals. Prior to 1992, Mr. Hammond was an attorney with the law firm of Ropes & Gray LLP in Boston, Massachusetts. He holds a B.A. from Yale College and a J.D. from Boston College Law School. Mr. Hammond is 62 years old.

Christopher Stagno has served as Senior Vice President, Chief Accounting Officer of Former AspenTech since September 14, 2020. From October 2018 to June 2020, Mr. Stagno served as Treasurer of Cognex Corporation, a provider of machine vision products that capture and analyze visual information in order to automate manufacturing and distribution tasks where vision is required. From February 2013 to October 2018, Mr. Stagno was Vice President, Chief Accounting Officer at Brightcove Inc., a provider of cloud-based services for video. He served as Vice President, Controller at Brightcove from June 2011 to February 2013. Mr. Stagno is 47 years old.

Omnibus Plan

On May 15, 2022, the stockholder of New AspenTech approved the Aspen Technology, Inc. 2022 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan was previously approved by New AspenTech’s board of directors, subject to stockholder approval. The Omnibus Plan permits the grant of restricted stock, restricted stock units, stock options (incentive stock options and nonqualified stock options), stock appreciation rights, performance awards, cash-based awards and other stock-based awards. A total of 4,564,508 shares of New ApenTech common stock is available for grants under the Omnibus Plan, subject to adjustment under certain circumstances described in the Omnibus Plan.

This description of the Omnibus Plan is a summary only and is qualified by reference to the Omnibus Plan, which is filed as Exhibit 10.5 hereto. A more complete description of the terms of the Omnibus Plan can be found in the Combined Proxy Statement/Prospectus.

ESPP

On May 15, 2022, the stockholder of New AspenTech approved the Aspen Technology, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved by New AspenTech’s board of directors, subject to stockholder approval. A total of 179,082 shares of New ApenTech common stock is available for grants under the ESPP, subject to adjustment under certain circumstances described in the ESPP.

This description of the Omnibus Plan is a summary only and is qualified by reference to the ESPP, which is filed as Exhibit 10.6 hereto. A more complete description of the terms of the ESPP can be found in the Combined Proxy Statement/Prospectus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation and Bylaws

On May 13, 2022, in connection with the Transactions, New AspenTech amended its certificate of incorporation to increase the number of authorized shares of its common stock to 600,000,000.

On May 16, 2022, in connection with the completion of the Transactions and in accordance with the Transaction Agreement, New AspenTech amended and restated its certificate of incorporation and its bylaws to reflect the changes contemplated by the Transaction Agreement and described in the Combined Proxy Statement/Prospectus, including changing the corporate name of New AspenTech from “Emersub CX, Inc.” to “Aspen Technology, Inc.”

The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report, which are incorporated by reference into this Item 5.03.

Change of Fiscal Year

Immediately prior to the effective time of the Merger, New AspenTech changed its fiscal year end from September 30 to June 30.  New AspenTech will file a Transition Report on Form 10-K, covering the transition period from October 1, 2021 to June 30, 2022.

The information set forth in the Introductory Note of this Current Report is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On May 16, 2022, New AspenTech issued a press release announcing the consummation of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1^
Transaction Agreement and Plan of Merger, dated as of October 10, 2021, as amended by Amendment No. 1 dated as of March 23, 2022 and Amendment No. 2 dated as of May 3, 2022 among Aspen Technology, Inc., Emerson Electric Co., EMR Worldwide Inc., Emersub CX, Inc. and Emersub CXI, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K dated May 3, 2022).

3.1	Amendment to the Certificate of Incorporation of New AspenTech, adopted on May 13, 2022.

3.2	Amended and Restated Certificate of Incorporation of New AspenTech, adopted on May 16, 2022.

3.3	Amended and Restated Bylaws of Aspen Technology, Inc., adopted on May 16, 2022.

10.1	Stockholders Agreement, dated May 16, 2022, among New AspenTech, Emerson and Emerson Sub.

10.2	Registration Rights Agreement, dated May 16, 2022, between New AspenTech and Emerson.

10.3	Tax Matters Agreement, dated May 16, 2022, between New AspenTech and Emerson.

10.4*	Commercial Agreement, dated May 16, 2022, among New AspenTech, Former AspenTech and Emerson Automatic Solutions Subsidiary.

10.5
Borrower Assignment and Accession Agreement, dated May 16, 2022, with respect to the Amended and Restated Credit Agreement, dated December 23, 2019, among Former AspenTech, the other Loan Parties from time to time party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by the First Amendment thereto dated August 5, 2020 and the Waiver and Second Amendment, dated December 14, 2021

10.6	Aspen Technology, Inc. 2022 Employee Stock Purchase Plan

10.7	Aspen Technology, Inc. 2022 Omnibus Incentive Plan

^
Certain annexes to Amendment No. 2 to the Transaction Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such annexes to the U.S. Securities and Exchange Commission upon request.

*	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC. (FORMERLY EMERSUB CX, INC.)

Date: May 16, 2022	By:	/s/ Frederic G. Hammond
	Name:	Frederic G. Hammond
	Title:	Senior Vice President, General Counsel and Secretary